Exhibit 10.1
Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
XBOX PUBLISHER LICENSE AGREEMENT
This XBOX Publisher License Agreement is entered into and effective as of September 17, 2026 (“Effective Date”), between Microsoft Corporation, a Washington corporation (“Microsoft”), and Take-Two Interactive Software, Inc., a Delaware corporation (“Publisher”).
BACKGROUND
Microsoft or its Affiliates provide a computer game and entertainment ecosystem, including digital stores and an associated proprietary online service. Publisher intends to develop and publish gaming products for XBOX under the terms in this Agreement. The parties agree as follows:
AGREEMENT
1.Definitions. As used in this Agreement, the following terms have the following respective meanings:
1.1.“Affiliate” means any entity that Controls, is Controlled by, or is under common Control with a party [***], where “Control” means the direct or indirect beneficial ownership of more than 50% of the shares entitled to vote to elect directors of an entity (or, if the entity is not a corporation, to elect its managing authority) [***].
1.2.“Agreement” means this XBOX Publisher License Agreement (including all Exhibits and addenda), the Publisher Guide, any approved Concept submission forms (in the form approved by Microsoft), any other documents expressly referenced in other parts of this Agreement, the GDK Licenses, and applicable terms of the NDA.
1.3.“Base Game” means the portion of an applicable Game that does not constitute PDLC, demo, trial, or additional downloadable content.
1.4.“Branding Specifications” means the specifications as provided by Microsoft for using Microsoft Trademarks, as set forth in the Publisher Guide.
1.5.“Business Day” means any day other than Saturday, Sunday, or national holidays in the U.S.A.
1.6.“Certification” means the approval process via which Microsoft approves or disapproves a Game for distribution.
1.7.“Certification Requirements” means the requirements necessary to ensure proper functioning of the Game on XBOX (including XRs, technical certification requirements, and functional test cases) as further described in this Agreement.
1.8.“Cloud Gaming” [***].
1.9.“Cloud Gaming Devices” [***].
1.10.“Commercial Release” or “Commercially Released” means the first availability to Users of a Game not designated as a demo or trial.
1.11.“Competitive Platforms” means [***].
1.12.“Concept” means a detailed description of Publisher’s proposed Game, including any additional information Microsoft [***] request.
1.13.“Data Protection Law” means any Law applicable to Publisher or Microsoft relating to security, protection, Processing, or privacy of (in each case) data.
1.14.“Digital Content” means anything published by Publisher for electronic distribution under this Agreement [***] any other category of electronically distributable content or online service approved by Microsoft.
Classified as Microsoft Confidential

1.15.“Game(s)” means each gaming product that is released by Publisher that is playable on XBOX, in either digital or physical format, and any Digital Content for such product [***] and all versions of the Game for prior XBOX generations (Original XBOX, XBOX 360, XBOX One).
1.16.“Game Features” means content, features, or services (e.g., map packs, levels, Mod Features and multiplayer functionality) related to consuming a specific Game that are made available to Users, whether included in the Game or otherwise distributed via XBOX or Publisher Services.
1.17.“GDK License” means the Microsoft Game Development Kit License Agreement, and all associated hardware and other addenda to it, executed by Publisher or its Affiliates.
1.18.[***]
1.19.“IPR” means any patents, copyrights, trademarks and service marks, trade secrets, moral rights, and any other intellectual property or proprietary rights arising at any time under Law.
1.20.“Law” means all applicable laws, rules, statutes, decrees, decisions, orders, regulations, judgments, codes, enactments, resolutions, and requirements of any government authority (federal, state, local, or international) having jurisdiction.
1.21.“Marketing Guidelines” means the requirements that form the basis for Microsoft’s review and approval of Publisher’s Marketing Materials and any media plan as per the Publisher Guide.
1.22.“Marketing Materials” collectively means all press releases, marketing, advertising, or promotional materials related to a Game [***], including web advertising and Publisher’s web pages to the extent they refer to such Games, that will be used and distributed by Publisher in the marketing of such Games.
1.23.“Microsoft Store” means the proprietary online marketplace or store through which Microsoft makes Digital Content available to Users, regardless of how Microsoft brands, names, or offers it.
1.24.“Microsoft Trademarks” means Microsoft’s trademarks, logos, and branding so identified in the Publisher Guide.
1.25.“Mod Features” means content, features, and functionality of mod implementation, including cross-platform mod solutions (such as mod.io, PlayFab or similar) to deliver mod content and moderation services.
1.26.“NDA” means the Microsoft Corporation Non-Disclosure Agreement entered into between the parties and signed by Publisher [***].
1.27.“Personal Data” means any information relating to an identified or identifiable natural person (“Data Subject”) and any other data or information that constitutes personal data or personal information under any Data Protection Law.
1.28.“Premium Downloadable Content” or “PDLC” means downloadable additional content offered to a User for a fee, such as a Game add-on for use with or in a Game.
1.29.“Store Policies” means, collectively, the Games store policy and the Microsoft Store policy.
1.30.“Sub-Publisher” means an entity that has a valid XBOX Publisher License Agreement with Microsoft or a Microsoft Affiliate, and with which Publisher has contracted to allow such entity to publish a Game in specific countries.
1.31.“User” means an individual or entity that uses XBOX, its features or applications, and associated services.
1.32.“User Generated Content” or “UGC” means any content in any format, including graphics, text, or voice content, that originates from Users and is published through or as part of a Game.
1.33.“XBOX” means Microsoft’s gaming platform and ecosystem, including the Microsoft Store and the proprietary online gaming networking or multiplayer service offered by Microsoft, in each case regardless of how Microsoft brands, names, or offers it.

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1.34.“XBOX Console” means Microsoft’s XBOX Series and prior-generation gaming consoles, including the original XBOX, XBOX 360, and XBOX One, [***].
1.35.“XBOX Console Version” means a version of the Game sold in the Microsoft Store that is natively developed for an XBOX Console using the Microsoft Game Development Kit or its predecessors.
1.36.“XBOX Devices” means any device that supports access to Games, including: (1) XBOX Consoles; (2) [***]; (3) [***] of the Games; (4) [***]; and (5) Microsoft or third-party Cloud Gaming Devices.
1.37.“XBOX 360” means the XBOX 360 gaming console and its variants, including the XBOX 360, XBOX 360 S, and XBOX 360 E.
1.38.“XBOX One” means the XBOX One gaming console and its variants, including the XBOX One, XBOX One S, and XBOX One X.
1.39.“XBOX Requirements” or “XRs” means the requirements regarding proper operation of Games in relation to XBOX as stated in the Publisher Guide, and policy requirements that are enforced over the life of the Game.
1.40.“XBOX Series” means the XBOX Series gaming console and its variants, including the XBOX Series S and XBOX Series X, and any future variants.
1.41.[***]
2.Scope of Agreement and Incorporated Terms.
2.1.Agreement Scope. The body of the Agreement and Exhibits A and C apply to publishing Games on all XBOX Devices. Exhibit B applies only to Games for XBOX 360, XBOX One, and XBOX Series. This Agreement supersedes and replaces any prior XBOX Console Publisher Licensing Agreement between the Parties.
2.2.Publisher Guide and Store Policies. Microsoft will provide Publisher access to a guide containing program-wide requirements and information applicable to XBOX (as supplemented, revised, or updated by Microsoft from time to time), including XRs, Branding Specifications, Marketing Guidelines, Store Policies, User data requirements, and other information regarding other operational aspects of XBOX (collectively, the “Publisher Guide”). Each Game must comply with the Publisher Guide. [***]. Notwithstanding the foregoing, once a Game has passed [***], such Game will not be required to comply with any subsequent changes made by Microsoft to the Publisher Guide, unless: (1) such changes are [***] to address legal or policy compliance, or technical integrity issues; or (2) compliance will not add significant expense or delay to a Game’s development or Certification. Changes made to Branding Specifications or Marketing Guidelines will be effective as to a Game that has passed Certification only “going forward” (i.e., only to such Marketing Materials created more than 30 days after Microsoft notifies Publisher of the change), unless Publisher can implement the change without [***] delaying publishing affected Marketing Materials.
2.3.Application Developer Agreement. Publisher may be required to accept terms for the use of Microsoft web portals or to make games available in Microsoft Stores, including the Application Developer Agreement (or its successor) governing the Microsoft Store or Partner Center (“ADA”). In the event of any conflict between the terms of this Agreement and the ADA, the terms of this Agreement will control regarding [***] governed by this Agreement (including the Certification, sale, and support of Publisher’s Games).
3.Certification; Ongoing Compliance.
3.1.Concept Approval; Certification. The Certification Requirements will be set forth in the Publisher Guide and enforced during Certification, [***]. For each Game, Publisher will: (1) submit all Digital Content for Concept approval and Certification as required in the Publisher Guide; (2) maintain all Digital Content to comply with the Certification Requirements while it is available in the Microsoft Store; and (3) promptly correct material bugs and errors in Games whenever discovered (including after Commercial Release, [***]). [***]. Microsoft may charge a reasonable fee to cover additional Certification costs if Digital Content fails Certification or re-Certification is required. [***].
3.2.Marketing Materials. Publisher will: (1) submit to Microsoft all Marketing Materials and will not use, publish, or distribute any such Marketing Materials until Microsoft has approved them in writing (email sufficient),

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[***]; (2) incorporate all changes related to Microsoft Trademarks that Microsoft may require to comply with Marketing Guidelines; and (3) if public statements otherwise mention XBOX or XBOX versions of Games, make reasonable efforts to notify Microsoft of such materials and their content before release. [***].
3.3.Content Rating. [***] Publisher: (1) [***] a rating of “Mature (17+)” (or the equivalent [***]) or lower from [***] rating bodies, including independent [***] content rating authority(ies) that Microsoft may reasonably designate (e.g., ESRB, PEGI, IARC) for all [***]; (2) [***] such rating(s) prominently on Marketing Materials, as per [***] rating body’s guidelines; and (3) [***] after Commercial Release, Microsoft [***] determines [***] or is indecent, obscene, or illegal, [***] recall, at Publisher’s own expense, all Marketing Materials for that Game [***]. Unless Publisher has obtained, and communicated to Microsoft, a separate rating for Digital Content as per the Publisher Guide, Publisher represents and warrants that all Digital Content not in an initial Base Game will be consistent with the content rating (or, in those countries not using a content rating system, with the overall nature of the content) of the underlying Game. Microsoft may require removal of Digital Content or require Publisher to obtain a separate rating if Microsoft later deems such content inconsistent with the rating for the underlying Game.
3.4.User Generated Content. Publisher will: (1) not allow Users to create, share, or otherwise provide UGC through a Game that does not comply with all XRs and any other policies related to UGC creation or consumption; (2) maintain a procedure that complies with Law for removing UGC in the event of a [***] third-party UGC claim (e.g., of infringement, defamation, or violation of third-party rights); (3) remove UGC subject to such claims [***] receipt of [***] claim or of notice from Microsoft [***]; and (4) notify Microsoft as soon as commercially practicable after Publisher receives any [***] third-party claim, which notice will also specify the steps Publisher has taken or will take in response. Microsoft may require Publisher to remove UGC that violates the applicable terms of use, code of conduct, or both.
3.5.Updates. Except as otherwise stated in this Agreement, all Digital Content patches and modifications provided to Users for free and that must be accepted for gameplay (collectively, “Updates”) are subject to Microsoft’s approval. Microsoft may require Publisher to develop and provide an Update if Digital Content [***] adversely affects XBOX [***]. Microsoft may remove or reverse an Update if it adversely impacts the Digital Content [***] (e.g., the Game crashes for all Users). [***]. Microsoft may charge Publisher a reasonable fee to offset costs associated with Certification or distribution of Updates [***].
3.6.Minimum Commitment. [***] (“Minimum Commitment”). Publisher will provide necessary User support for such Digital Content during its availability in the Microsoft Store and [***], and must retain in archive (in object code, source code, and symbol format) all versions of Digital Content made available to Users during, and at least 2 years after, the period it was available in the Microsoft Store. Subject to Publisher’s compliance with this Section 3.6, Publisher may terminate Microsoft’s license to such Digital Content on [***] prior notice unless immediate removal is necessary to comply with Publisher’s [***] legal obligations. Publisher will clearly notify Users of the availability period, and reasonably in advance of discontinuation, of Digital Content. Notwithstanding any revocation of Microsoft’s license to distribute Digital Content, Microsoft may retain a copy of Digital Content, and may redistribute the final version of any Digital Content to Users who have previously purchased it, directly or indirectly, from Microsoft for no additional fee, even if the User is re-downloading to a different device or in a different country than where originally downloaded.
3.7.Disablement. Microsoft may disable or remove any Digital Content from XBOX (including by disabling previously downloaded copies on Users’ devices), immediately and at any time [***], globally or in specific countries, if Microsoft determines that: (1) Publisher has [***] breached this Agreement; (2) Publisher has terminated this Agreement in its entirety or as applicable to particular Digital Content, or revoked applicable license grants; (3) such Digital Content fails to comply with applicable documentation or the approved Concept; (4) such Digital Content materially deviates from the version passing Certification or materially fails to perform as originally intended; (5) such Digital Content is [***] (or is likely to harm) [***] XBOX, third party networks, Users, or otherwise (e.g., due to piracy, security issues, or technical failure); or (6) such Digital Content is damaging (or is likely to damage) Microsoft’s reputation, [***] Microsoft in public controversy [***] or [***] Microsoft to [***] liability.
3.8.XBOX Windows Version Entitlement and [***] Requirements.

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3.8.1.[***]
3.8.2.[***]
(a)[***]
(b)[***]
4.Economic Terms, Taxes, and Audits.
4.1.Digital Content Economic Terms. The economic terms applicable to sales of Digital Content are set forth in Exhibit A.
4.2.Physical Disc Economic Terms. The economic terms applicable to sales of physical discs (FPUs) [***].
4.3.Agency Model. The Publisher Guide may designate some or all countries as being subject to the “Agency Model Microsoft Store terms” (“Agency Model”). [***].
4.4.Taxes. Neither party is liable for any of the other party’s taxes that the other is legally obligated to pay and that are incurred or arise in connection with or related to transactions under this Agreement, and all such taxes (including net income or gross receipts taxes, franchise taxes, property taxes, or taxes arising from sales between a party and its subscribers or customers) are the financial responsibility of the party legally obligated to pay such tax. Each party will pay to the other any sales, use, or value-added taxes owed by that party solely as a result of entering into this Agreement and required to be collected under Law. A party may provide to the other a valid exemption certificate, in which case that other party will not collect taxes covered by such certificate. Each party will defend, indemnify, and hold the other harmless from any taxes (including sales or use taxes paid by one party to the other) or claims, causes of action, costs (including reasonable attorneys’ fees), and any other liabilities of any kind whatsoever related to a party’s taxes. If any taxes must be withheld on payments made by one party to the other, the paying party will deduct such taxes from the amount otherwise owed and pay them to the appropriate taxing authority. The paying party will secure and deliver to the other an official receipt for those withholdings and other documents reasonably requested by the other to claim a foreign tax credit or refund. The parties will use reasonable efforts to ensure that any taxes withheld are minimized to the extent possible under Law. This tax section will govern the treatment of all taxes arising as a result of, or connected with, this Agreement notwithstanding any other section of this Agreement.
4.5.Audit. Each party will keep all usual and proper records related to its performance under this Agreement (including any addenda or amendments), including audited financial statements and support for all transactions related to the ordering, production, inventory, distribution, or billing/invoicing information for [***] from the date created. Either party (“Auditing Party”) may, on [***], cause a third party independent CPA or law firm to audit or inspect the other party’s (“Audited Party”) records no more than once in any [***] to verify compliance with the financial, royalty, and payment terms of this Agreement. Auditing Party will have access to the previous 3 years of Audited Party’s records from the date that the audit request notice was received by Audited Party. The right of inspection and consultation will expire with respect to all records related to any amounts payable under this Agreement on the third anniversary of the date of the statement or payment to which such records relate. Any such audit will be conducted during regular business hours at Audited Party’s offices and will be paid for by Auditing Party, unless Material discrepancies are disclosed. If Material discrepancies are disclosed [***]. For purposes of this Section 4.5, “Material” means [***] due to Auditing Party within the audit period (net of any overpayments that may have occurred during such audit period).
5.[***]
5.1.[***]
5.1.1.[***]
(a)[***]
(b)[***]

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5.1.2.[***]
5.1.3.[***]
5.1.4.[***]
5.1.5.[***]
(a)[***]
(b)[***]
(c)[***]
5.2.[***]
5.2.1.[***]
5.2.2.[***]
5.2.3.[***]
5.3.[***] Subject to hardware limitations and announcement or availability of development tools, at any time after Commercial Release, with respect to any hardware feature updates made to a Game (e.g., HDR, spatial audio) that are available for Competitive Platform versions [***], Publisher will: (1) [***]; and (2) [***]. The parties will work together in good faith to address any [***] that may impact feature parity for the XBOX version of the hardware feature updates.
5.4.Cross generation licenses. [***].
5.5.[***]
5.5.1.[***]
5.5.2.[***]
5.5.3.[***]
5.5.4.[***]
5.5.5.[***]
5.6.[***] The following non-exhaustive examples illustrate the meaning of “device generation” as applied to any obligations of Publisher with respect to Competitive Platforms and are binding as applied to the scenarios they describe:
5.6.1.[***]
5.6.2.[***]
5.6.3.[***]
5.6.4.[***]
6.Marketing, Sales, Support, and Promotion.
6.1.Generally. As between Publisher and Microsoft, only Publisher may market Games outside the Microsoft Store, and only Microsoft may market Games on the Microsoft Store and Microsoft sites, [***]. [***] does not prohibit Publisher from buying advertising on Microsoft’s advertising platforms (including Microsoft Store).
6.2. Platform Advertising. [***] Microsoft will have the sole right to include marketing, advertising, and promotions in the Microsoft Store, any Microsoft gaming subscription service, and any cloud, network, streaming, and future services in its discretion in accordance with its policies (e.g., running advertisements before or after Cloud Gaming sessions); [***].

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6.3.Support. Publisher will provide: (1) all technical and other support related to Games; and (2) appropriate contact information (including its street address, telephone number, and the applicable individual or group responsible for support) to all Users and to Microsoft for posting online. Microsoft is solely responsible for providing technical and all other support relating to XBOX [***].
6.4.Game Marketing License. Subject to Publisher’s prior written approval (email sufficient) [***], Publisher grants Microsoft a worldwide, revocable, fully-paid, royalty-free, non-exclusive license to: (1) publicly perform and publicly display Games at conventions, events, trade shows, press briefings, public interactive displays, and the like; and (2) use the title of, screen shots from, and additional marketing assets related to, the Game in advertising and promotional material related to XBOX and other Microsoft products and services; and (3) distribute [***] as a standalone product or with other demo software. The licenses in this Section 6.4 are sublicensable to Microsoft’s Affiliates and third-party contractors. [***]. [***] will preclude Microsoft from using screen shots, Marketing Materials, and other materials permitted for use [***] to this Section as permitted by [***] without a license (e.g., “fair use” under applicable copyright and trademark [***]).
6.5.Promotions. If Publisher wants to distribute Microsoft-generated codes redeemable by Users for Digital Content downloads as part of promoting a Game, Publisher will comply with the Publisher Guide, including by paying all applicable fees. Microsoft and Publisher may periodically develop, execute, and administer promotions involving a Game and execute a schedule for each, as per the Publisher Guide.
6.6.Samples. For each Game published under this Agreement, Publisher will provide a reasonable number of samples as per the Publisher Guide [***]. Microsoft may [***] use such samples for [***] purposes ([***] marketing, [***] product samples, [***] customer support, product and charitable giveaways), testing, and archival purposes. [***]. Publisher will not be entitled to the Royalty Fee or other compensation for such samples, [***].
6.7.Loaned Equipment. Microsoft may periodically loan Publisher certain Microsoft assets in relation to Publisher’s development, marketing, and promotion of Games. Such loaned assets may include XBOX Console kiosks, XBOX Console hardware, and accessories (“Loaned Equipment”). With respect to all Loaned Equipment provided to Publisher: (1) Publisher will not provide the Loaned Equipment to any [***] third party not approved by Microsoft in advance (“Approved Third Party”) and, if so approved, Publisher will be responsible for ensuring that the Approved Third Party complies with this Section 6.7; (2) Publisher is solely liable for theft, damage, loss, or injury to people or property occurring while such Loaned Equipment is in Publisher’s or an Approved Third Party’s possession or control; (3) the Loaned Equipment will be used only in a Microsoft-approved location; (4) Publisher’s insurance policy will cover all theft, loss, damage, or injury to people or property in relation to Publisher’s or an Approved Third Party’s use or possession of Loaned Equipment; (5) Publisher (and any Approved Third Party) will use only power supplies, power cords, cables, and other parts and accessories provided by Microsoft to connect to or use Loaned Equipment; and (6) Publisher will return Loaned Equipment to Microsoft by the date requested (and in accordance with any shipping instructions provided by Microsoft). Microsoft retains title and ownership of the Loaned Equipment.
7.Grant of Distribution and Other Licenses; Limitations.
7.1.Digital Content Licenses and Rights. [***] Publisher grants Microsoft a worldwide, transferable [***], sublicensable license during the Term to distribute, communicate to the public, publicly perform and publicly display, reproduce, and stream [***] ([***] Digital Content and gameplay) for access, [***], viewing, download, and storage by Users. The licenses in this Section 7 are exclusive and, except as expressly permitted under this Agreement, Publisher will not directly or indirectly [***] or enable access to or sale of Digital Content [***] by any means, methods, platforms, or services other than through XBOX. [***] Section 7 does not [***] other platform versions of the Games.
7.2.Multiple Generation XBOX Support. [***]
7.2.1.[***]
7.2.2.[***]

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7.2.3.[***]
7.3.Publisher Services. As between Publisher and Microsoft, Microsoft will solely offer, host, fulfill, and deliver Games, Game Features, and any other XBOX-related content or services to Users, except that Publisher may host (or have hosted on its behalf) multiplayer functionality and server-hosted content and services necessary for online game modes, game configurations, and similar content, including Game Features, hosted and served through Publisher’s or third-party hosting services (“Publisher Services”).
7.3.1.Subject to Publisher’s compliance with the Agreement and the Publisher Guide, Microsoft grants Publisher a worldwide, non-exclusive, royalty-free license to, solely during the Term, access the online networking and multiplayer services of XBOX, as necessary to implement and operate the Publisher Services.
7.3.2.Publisher may subcontract to a third-party host all or any part of its rights or obligations to provide Publisher Services. All acts and omissions of any third party engaged by Publisher are imputed to Publisher and deemed to be Publisher’s acts or omissions. Publisher may provide the third party with access to only those parts of the online networking and multiplayer services of XBOX that are necessary to perform hosting services. Publisher guarantees [***] third party’s performance of the applicable obligations imposed by this Agreement and the GDK License.
7.3.3.Additional requirements for Publisher Services may be included in the Publisher Guide.
7.4.Gameplay Streaming, Recording, and Sharing.
7.4.1.[***]
7.4.2.[***]
7.4.3.[***]
7.5.Cloud Gaming and Remote Access Support.
7.5.1.Cloud Gaming and Remote Access License. [***]
7.5.2.[***]
7.5.3.Streaming Features.
(a)[***]
(b)[***]
7.6.Music Rights and Licenses.
7.6.1.[***]
7.6.2.[***]
7.7.Game Modification for Security and Platform Performance. Microsoft may add digital signatures, security technology, and copyright management information (collectively, “Security Technology”) to, or modify the digital signatures of any Security Technology included by Publisher in, the final release version of any Game. Microsoft may also add Security Technology that prohibits playing Games on devices sold in a country different from the country in which Games are intended to be distributed, or Games modified in any way not authorized by Microsoft. Subject to approval from Publisher [***], Microsoft may make technical changes to Digital Content to improve compression, efficiency, and otherwise optimize platform performance in delivering the Digital Content to XBOX Devices. Any changes in Security Technology will not be applicable to Games already in Certification testing, unless otherwise agreed by Publisher. Subject to this Section 7.7, Microsoft may periodically update Security Technology requirements via the Publisher Guide.
7.8.Reservation. All rights not expressly granted in this Agreement are reserved. [***]. Without limiting the above, and except to the extent otherwise expressly provided in this Agreement, nothing in this Agreement

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may be construed as a license to either party’s IPR, expressly or by implication, estoppel, exhaustion, or otherwise.
7.9.Ownership. Except for IPR supplied by Microsoft to Publisher (including Microsoft Trademarks, licenses in software and hardware granted by a GDK License, or any of Microsoft’s IPR that Publisher may have included in [***]), ownership of which Microsoft retains, Publisher will, as between the parties, own all rights in the Games.
7.10.License to Users. Publisher, not Microsoft, will license to Users the right to use Digital Content. Publisher may create a license agreement to govern its relationship with Users regarding Games distributed to them (each, a “EULA”). If Publisher elects to bind Users to a EULA, Publisher’s EULA must: (1) to the maximum extent allowed by Law, disclaim any warranties, limit liability, and exclude damages on behalf of Microsoft and its Affiliates, either by category (e.g., by a reference to “Publisher’s licensors”) or by name; (2) disclaim any obligation on the part of Microsoft or its Affiliates to provide support or other services; (3) comply with all Law; (4) [***] not purport to govern or change, in any way, the User’s relationship with Microsoft [***] under Microsoft’s applicable agreements with such User. If Publisher does not provide a EULA, then the Standard Application License Terms published by Microsoft will apply between Publisher and Users of Publisher’s Digital Content, as applicable for the global market(s) where Publisher’s Digital Content is made available.
7.11.[***]
8.Data Protection Law Compliance. Microsoft may collect and store XBOX usage data, including statistics, scores, ratings, and rankings (collectively, “XBOX User Data”), which may include Personal Data of Users. Microsoft may periodically make certain XBOX User Data available to Publisher subject to Microsoft’s then-current privacy statement. With respect to Personal Data transferred under this Agreement, both Publisher and Microsoft are independent data Controllers, and not joint Controllers, as defined in the General Data Protection Regulation (GDPR), of the Personal Data that each independently Processes. As used in this Section 8, “Controller” means the entity that determines the purpose and means of Processing of Personal Data, and “Process” or “Processing” means any operation or set of operations that a party performs on Personal Data, including collection, recording, organization, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, restriction, erasure, or destruction. “Processed” will have a corresponding meaning. As independent Controllers of Personal Data, the [***]:
8.1.General. Each party is independently responsible for compliance and will comply with Data Protection Law (e.g., obligations of Controllers) [***], including providing notice to Data Subjects as required by Data Protection Law (e.g., GDPR Articles 13 and 14, as applicable), responding as required by Data Protection Law (e.g., Chapter III of GDPR) to Data Subjects’ requests to exercise their rights, and identifying a lawful basis of Processing (e.g., consent or legitimate interest).
8.2.Cooperation. If either party receives any type of request or inquiry from a governmental, legislative, judicial, law enforcement, or regulatory authority (e.g., the Federal Trade Commission, the Attorney General of a U.S. state, or a European data protection authority), or faces an actual or potential claim, inquiry, or complaint in connection with the parties’ Processing of Personal Data under this Agreement (collectively, an “Inquiry”), such party will notify the other without undue delay unless such notification is prohibited by Law. The receiving party will promptly provide the other with information relevant to the Inquiry, including any information relevant to the defense of a claim, to enable such party to respond to the Inquiry. On [***] request, a party will provide relevant information to the other party to fulfill its obligations (if any) to conduct data protection impact assessments or prior consultations with data protection authorities.
8.3.[***]
8.4.Confidentiality. Each party will ensure that persons authorized to Process the Personal Data have committed themselves to confidentiality obligations no less protective than those in this Agreement or are under an appropriate statutory obligation of confidentiality.
8.5.[***]

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8.6.[***]
8.7.[***]
8.8.[***]
8.9.[***]
8.9.1.[***]
8.9.2.[***]
8.10.[***]
8.11.[***]
9.Trademark Rights and Restrictions.
9.1.Microsoft Trademarks. Publisher will incorporate Microsoft Trademarks, and include credit and acknowledge Microsoft as required by the Branding Specifications, in each Game, demo, trial, and all Marketing Materials [***]. Subject to the requirements of the Branding Specifications, Microsoft grants Publisher a non-exclusive, non-transferable license to use Microsoft Trademarks on Digital Content and Marketing Materials solely in connection with marketing, sale, and distribution in approved countries. Except as expressly permitted in this Agreement, Publisher is granted no right, and will not purport to permit any third party, to use Microsoft Trademarks in any manner without Microsoft’s prior written consent in each case. Publisher has no right to use Microsoft Trademarks in connection with merchandising or selling related or promotional products, other than approved demos. Publisher will not during the Term contest the validity of, by act or omission jeopardize, or take any action inconsistent with, Microsoft’s rights or goodwill in Microsoft Trademarks in any country, including attempted registration of, or use or attempted registration of any mark confusingly similar to, any Microsoft Trademark.
9.2.Branding Specifications. Publisher’s use of Microsoft Trademarks must comply with the Publisher Guide, including the Branding Specifications. Publisher will not use Microsoft Trademarks with third-party trademarks in a manner that might suggest co-branding or otherwise create confusion as to source or sponsorship of the Game or Marketing Materials, or ownership of Microsoft Trademarks, unless Microsoft has approved such use, expressly and in writing. If Publisher learns of any non-conformance with this Section 9.2, it will promptly remedy such non-conformance and notify Microsoft of the non-conformance and remedial steps taken.
9.3.Ownership; Goodwill. Publisher acknowledges Microsoft’s ownership of, and all goodwill associated with, the Microsoft Trademarks. Use of the Microsoft Trademarks will not create any right, title, or interest in this Agreement in Publisher’s favor. Publisher’s use of the Microsoft Trademarks will inure solely to the benefit of Microsoft.
10.Confidentiality; Publicity. The NDA will apply to all Confidential Information (defined in the NDA) provided by the parties under this Agreement or a GDK License (regardless of any earlier termination or expiration of the NDA), although any general terms in the NDA (e.g., applicable Law and venue) will not apply to the extent they conflict with this Agreement. Except if otherwise stated in this Agreement, neither party will communicate with the press or public about their relationship under, or use the other’s name connected to, this Agreement, without the other’s express, prior, written consent, not to be unreasonably withheld. Notwithstanding the foregoing, if either party is advised by legal counsel that any portion of this Agreement must be disclosed as part of that party’s public filings, it will promptly notify the other and the parties will jointly seek confidential treatment of such information, to the maximum extent reasonably possible, for documents approved by both parties and filed with the applicable governmental or regulatory authorities, and Microsoft will prepare a redacted version of this Agreement for filing.
11.Protection of Proprietary Rights.
11.1.Microsoft’s IPR. Publisher will promptly notify Microsoft if it learns of any infringement or misappropriation of Microsoft’s IPR related to this Agreement. Microsoft may take such actions as it deems advisable to

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protect its IPR, and Publisher will, on request, reasonably cooperate with Microsoft, at Microsoft’s expense. Microsoft will not, however, be required to take, and may retain all proceeds derived from, any such actions.
11.2.Publisher’s IPR. Publisher, without Microsoft’s express written permission, may bring any action related to actual or potential infringement of Games, [***] Marketing Materials, information, data, logos, software, or any other materials provided or otherwise made available by Publisher under or related to this Agreement (collectively, but excluding [***] Microsoft Trademarks, Security Technology, and redistributable components in the form delivered to Publisher by Microsoft under a GDK License, “Publisher Content”), to the extent such infringement involves Publisher’s IPR (but not Microsoft’s IPR). Publisher will make reasonable efforts timely to inform Microsoft of, and may retain all proceeds derived from, any such actions.
11.3.Joint Actions. The parties may jointly pursue cases of infringement involving Games (as such products will contain IPR owned by each of them). Unless otherwise agreed, or unless recovery is expressly allocated between them by the court, if the parties jointly prosecute an infringement lawsuit under this Section 11.3, any recovery will be used first to reimburse the parties’ respective reasonable attorneys’ fees and expenses, pro rata, and any remaining recovery will also be given to the parties pro rata based on the fees and expenses incurred in bringing such action.
12.Representations, Warranties, and Disclaimers.
12.1.Publisher. Publisher continuously represents and warrants that:
12.1.1.It has full power to enter into this Agreement;
12.1.2.It has not previously granted, and will not grant, any rights to any third party that are inconsistent with the rights granted to Microsoft in this Agreement;
12.1.3.The Publisher Content does not, and Microsoft’s and Users’ access to and use of Publisher Content through and in relation to XBOX will not, infringe or misappropriate any third-party IPR [***];
12.1.4.It will comply with all Law applicable to (and will keep in force all necessary permits, licenses, registrations, approvals, and exemptions throughout the Term, as long as it is) distributing, selling, or marketing Publisher Content or otherwise applicable to Publisher’s obligations under this Agreement;
12.1.5.The Publisher Content does not and will not contain any messages, data, images, or programs that are illegal (e.g., defamatory, obscene, pornographic, or violate privacy Laws) or violate content rating requirements in any countries where the Game is marketed or distributed; and
12.1.6.[***]
12.2.Microsoft. Microsoft represents and warrants that [***] it has full power to enter into this Agreement and it has not previously granted, and will not grant, any rights to any third party that are inconsistent with the rights granted to Publisher under this Agreement [***].
12.3.Disclaimer. Subject to Section 12.2, Microsoft provides all materials (including the Security Technology) and services under this Agreement “as is,” without warranty of any kind, and, to the maximum extent permitted by Law, disclaims all other warranties (express, implied, statutory, or otherwise) under the Law of any jurisdiction, regarding the materials and services it provides under this Agreement, including any warranties of merchantability or fitness for a particular purpose, of freedom from computer viruses, and of non-infringement.
12.4.Compliance with Trade Laws. The parties acknowledge that the Games may be subject to applicable trade laws in one or more countries. [***] comply with all relevant laws and regulations applicable to the import or export of the Games, including but not limited to, trade laws such as the U.S. Export Administration Regulations or other end-user, end use, and destination restrictions by the U.S. and other governments, as well as sanctions regulations administered by the U.S. Office of Foreign Assets Control (“Trade Laws”). Microsoft may suspend or terminate the Agreement immediately to the extent that Microsoft reasonably

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concludes that continued performance would violate Trade Laws or put it at risk of becoming subject to sanctions or penalties under Trade Laws.
13.Excluded Damages. To the maximum extent permitted by Law, in no event will [***], its Affiliates, licensors, or suppliers be liable for any special, incidental, punitive, or consequential damages of any kind or nature whatsoever, arising out of or related to this Agreement or the transactions contemplated under it, including lost profits or lost goodwill and whether based on breach of any express or implied warranty, breach of contract, tort (including negligence), or strict liability, regardless of whether [***] has been advised of the possibility of such damage or if such damage could have been reasonably foreseen.
14.Limitation of Liability. Except for amounts owed under this Agreement, the maximum liability of Microsoft to Publisher or any third party relating to this Agreement will be [***]. [***] under no circumstances will Microsoft be liable to Publisher for any damages whatsoever with respect to any claims relating to the Security Technology or its effect on any Game [***].
15.Defense of Claims.
15.1.Obligation. If a Claim is brought against a party, its Affiliates, agents, licensees, or successors, or any agents, directors, officers, or employees of any of them (all, collectively, “Defendant”), the other party (“Respondent”) will defend the Claim (including by paying litigation costs and reasonable attorneys’ fees) and pay any settlement that Respondent consents to or any adverse final judgment. As used in this Section 15.1, “Claim” means an unaffiliated third party’s demand, suit, or other action to the extent: (1) as alleged, it reflects Respondent’s breach of this Agreement; (2) as alleged, it arises from or relates to Respondent’s gross negligence or willful misconduct; (3) solely for Microsoft as Respondent, it alleges that Publisher’s use in any country of a Microsoft Trademark, as permitted under this Agreement, infringes claimant’s trademark rights; or (4) solely for Publisher as Respondent [***], it relates to any Game or UGC (excluding unmodified software delivered to Publisher by Microsoft under a GDK License [***]), including any allegation relating to quality, performance, safety, privacy, security, relating to any statements or claims made by Publisher regarding the availability or operation of any Game ([***]), or arising out of Publisher’s use of Microsoft Trademarks in breach of this Agreement.
15.2.Procedure. Defendant: (1) will promptly notify Respondent of any Claim and permit Respondent, using agreed counsel, to answer and defend; (2) at Respondent’s reasonable request and expense, will assist in the defense and provide non-confidential information; and (3) at its expense, may participate in the defense with separate counsel. Respondent is not responsible for settlements it does not consent to and will not settle Claims under this Section 15 without Defendant’s consent (with both parties’ consent not unreasonably withheld). Neither party will stipulate, acknowledge, or admit fault or liability on the other’s part without the other’s prior, written consent. Respondent will not publicize any settlement without Defendant’s prior written consent.
16.Bankruptcy. The rights conferred by Publisher on Microsoft under this Agreement constitute a license running from Publisher to Microsoft of a right to intellectual property for purposes of Section 365(n) of the United States Bankruptcy Code (11 U.S.C. 101, et seq.), and that Microsoft will have, in a bankruptcy proceeding in which Publisher is a debtor, the rights of a “licensee” as set forth in that provision. In a bankruptcy proceeding of Publisher, and notwithstanding any other term of this Agreement, Publisher will not have the power, absent Microsoft’s consent in its sole discretion, to assume or assign to a third party any license running from Microsoft to Publisher of any property, interest, or right created in the Agreement, all such rights being purely personal to Publisher, such that governing non-bankruptcy Law will preclude Publisher’s assignment (and, if applicable, assumption) of those rights without Microsoft’s consent.
17.Term and Termination.
17.1.Term. This Agreement will commence on the Effective Date [***] (“Initial Term”). This Agreement will automatically renew for [***] (each a “Renewal Term”, collectively “Renewal Terms”, and together with the Initial Term, the “Term”), unless one party gives the other notice of non-renewal within [***] of the end of the then-current Term. Following either party’s notice of non-renewal but prior to the effective date of such

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expiration, the parties will agree on a plan to allow Users who purchase Games to access and use the Digital Content of such Games for a commercially reasonable time after expiration of this Agreement.
17.2.Termination. Either party may terminate this Agreement (in its entirety or solely for an applicable Game), effective immediately on notice if: (1) the other party materially breaches this Agreement (other than Section 10, the NDA, or a GDK License) and fails to cure within 15 days after notice; [***] the other party materially breaches Section 10, the NDA, or a GDK License; or (3) if the other party becomes Insolvent. [***]. If Publisher is the breaching party, Microsoft may suspend availability of Digital Content during any cure period following consultation with Publisher. In addition, Microsoft may terminate this Agreement immediately and without notice if Publisher fails to respond to all Agreement-related communications made by Microsoft during any consecutive 3-month period (and automatically generated responses are deemed not to be a response by Publisher for purposes of this termination right). Any notice of breach must be prominently labeled “Notice of Breach”. Additionally, if Microsoft determines at any time before Commercial Release that the applicable Game does not materially comply with the Publisher Guide (subject to Section 2.2 [***]) or any Law, Microsoft may, notwithstanding any prior approvals, terminate this Agreement without cost or penalty on a Game-by-Game or country-by-country basis on notice to Publisher. “Insolvent” means admitting in writing the inability to pay debts as they mature; making a general assignment for the benefit of creditors; suffering or permitting appointment of a trustee or receiver for all or any assets, unless such appointment is vacated or dismissed within 60 days; filing (or having filed) any petition as a debtor under any provision of Law relating to insolvency, unless such petition and all related proceedings are dismissed within 60 days; being adjudicated insolvent or bankrupt; having wound up or liquidated; or ceasing to carry on business. [***].
17.3.Effect. On termination or expiration of this Agreement, Publisher has no further right to, and will not, exercise any rights licensed under this Agreement. Publisher will, until the end of the Minimum Commitment term, continue to support existing Game Features for Games sold before the effective date of termination or expiration.
17.4.Cross-Default. If Microsoft has the right to terminate this Agreement, then it may also terminate the GDK License. If Microsoft has the right to terminate the GDK License, then Microsoft may also terminate this Agreement.
17.5.Survival. The following will survive expiration or termination of this Agreement to the extent necessary to give effect to the parties’ accrued rights and obligations: Sections [***].
18.General.
18.1.Sub-Publishing. Publisher may enter into independent agreements with Sub-Publishers to publish a Game in approved countries if Publisher completes and provides to Microsoft, [***], the Sub-Publishing Notification Form (as provided in the Publisher Guide) that is executed by both Publisher and Sub-Publisher. Microsoft may terminate a Sub-Publishing Notification Form upon written notice to Publisher (email sufficient) if (i) Publisher and/or Sub-Publisher is not in compliance with their respective publisher license agreements with Microsoft; or (ii) Publisher’s and/or Sub-Publisher’s publisher license agreement with Microsoft expires or terminates.
18.2.Authorized Affiliates. If the parties and Publisher’s Affiliate execute the “Authorized Affiliate” form (as provided in the Publisher Guide), such Affiliate may exercise the rights granted to Publisher under this Agreement. The foregoing will not apply to any such Affiliate that operates from a European billing address. Any such European Affiliate must execute a Publisher Enrollment Form with Microsoft Ireland Operations Ltd. (as provided in the Publisher Guide).
18.3.Law, Venue, Attorneys’ Fees. Washington State Law governs this Agreement (excluding conflicts principles that would require applying different law). If federal jurisdiction exists, the parties consent to exclusive jurisdiction and venue in the King County, Washington federal courts. If not, the parties consent to exclusive jurisdiction and venue in the King County, Washington Superior Court. In any action arising out of or relating to this Agreement, the prevailing party may recover its reasonable attorneys’ fees, costs, and other expenses, including those on appeal or in a bankruptcy action.

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18.4.Notice. All notices under this Agreement will be: (1) in writing; (2) in English; (3) deemed given when received; (4) sent by delivery service, messenger, or registered or certified mail (postage prepaid, return receipt requested); and (5) addressed and sent, with any required copies, as provided in Table 1 below (or as the recipient has otherwise designated, in writing or by email, before notice was sent). Ordinary business communications (excluding, for example, those related to payment or breach) may be sent by email and need not be cc’d.

Table 1– Contact Information
To Microsoft:	Microsoft Corporation One Microsoft Way Redmond, Washington 98052-6399 USA	To Publisher:	Take-Two Interactive Software Inc. 110 West 44th Street New York, NY 10036
Attention:	General Manager, XBOX	Attention:	Dan Emerson, EVP & Chief Legal Officer
Phone:	[***]	Phone:	[***]
Copy To:	Microsoft Corporation One Microsoft Way Redmond, Washington 98052-6399 USA Attn: Corporate, External, & Legal Affairs	Copy To:	Take-Two Interactive Software Inc. 110 West 44th Street New York, NY 10036 Attn: Oren Hoffman (VP Legal & Business Affairs)

18.5.No Delay or Waiver. No delay or failure to exercise or enforce any right or remedy under this Agreement, and no course of dealing or performance, will waive any such right or remedy. No express waiver of any right or remedy in one instance will waive such right or remedy in any other instance. All rights and remedies will be cumulative, not exclusive.
18.6.Assignment. Publisher may not assign this Agreement, or any right or duty under it, to any third party unless Microsoft expressly consents to such assignment in writing. Microsoft may assign this Agreement, or any right or duty under it, as it deems appropriate, or authorize its Affiliates or contractors to perform this Agreement in whole or part on Microsoft’s behalf. A merger, consolidation, or other corporate reorganization, or a transfer or sale of a controlling interest in a party’s stock, or of all or substantially all of its assets, is deemed to be an assignment. This Agreement will inure to the benefit of and bind the parties, their successors, administrators, heirs, and permitted assigns.
18.7.Relationship. Each party is an independent contractor to the other and has no authority to act on behalf of or bind the other, and this Agreement does not create any other relationship (e.g., employment, partnership, or agency).
18.8.Interpretation. Captions are intended solely for the parties’ convenience and will not affect the meaning of any term. Unless stated, or context requires, otherwise: (1) “written” or “in writing” refers to a non-electronic document only, except where email is expressly allowed; (2) all internal references are to this Agreement and its parties, Exhibits, appendices, and schedules; (3) references to any entity include the successors and permitted assigns of that entity; (4) references from or through any date mean, unless otherwise specified, from and including or through and including, respectively, that date; (5) “day” means a calendar day; (6) “partner” if used in this Agreement or related documents is not used as a legal term of art and does not describe or imply a partnership; (7) all monetary amounts are expressed and, if applicable, payable, in U.S. dollars; (8) “may” means that the applicable party has a right, but not a concomitant duty; (9) “current” or “currently” means “as of the Effective Date” but “then-current” means the present time when the applicable right is exercised or duty performed; (10) URLs also refer to successor URLs, URLs for localized content, and information or resources linked from within websites at the specified URLs; (11) “notify” means to give notice under, and “notice” means a communication that complies with, Section 18.4 [***]; (12) the word “or” is deemed to be an inclusive “or”; (13) a party’s choices, elections, and determinations under this Agreement are in its sole discretion [***]; (14) a writing has been “signed” when it has been signed manually (i.e., with a pen) or using a recognized, third-party electronic signature service (e.g., Adobe Sign or DocuSign); (15) lists of examples following “including” or “e.g.” (or similar) are not exhaustive (i.e., are interpreted to include “without limitation”), unless qualified by words such as “only” or “solely”; (16) a reference to a

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document includes any amendment, replacement, or novation of it; (17) a reference to a thing includes a part of that thing (i.e., is interpreted to include “in whole or in part”); (18) the singular includes the plural and vice versa; and (19) initially capitalized cognates of defined terms will be interpreted similar to the defined term, as minimally modified to reflect linguistic differences. This Agreement will be interpreted according to its plain meaning without presuming it should favor either party. This Agreement has been executed in English, which is the sole language used to interpret or construe it (except if otherwise required by Law).
18.9.Injunction. Publisher’s threatened or actual unauthorized use of Microsoft Trademarks or other Microsoft proprietary rights, and either party’s threatened or actual breach of confidentiality provisions, may result in immediate and irreparable damage for which there is no adequate remedy at law. In such event, the non-breaching party is entitled to appropriate injunctive relief from any court of competent jurisdiction.
Miscellaneous. All rights and remedies under this Agreement are cumulative. Except as expressly set forth in this Agreement, each party will pay its own costs to perform. This Agreement: (1) is effective only when hand-signed or signed via an electronic signature service by authorized representatives of both parties, which signature requirement is, without limitation, a material term; (2) is the parties’ entire agreement on this subject and merges, replaces, and supersedes all related oral understandings, representations, prior discussions, letters of intent, or any preliminary or earlier agreements, including the XBOX Console Publisher License Agreement between the parties [***] (although, for clarity, this Agreement neither merges nor supersedes any GDK License between Microsoft and Publisher); (3) is formed as of the Effective Date; (4) may be modified only by a writing hand-signed or signed via an electronic signature service by authorized representatives of each party (except as otherwise expressly provided in this Agreement); and (5) may be executed in counterparts, by fax or other electronic means to accurately send images, or by electronic signature service. The parties have formed this Agreement as of the Effective Date. Any term in a document earlier in the following list will control over a conflicting term in a document later in the list, except if the later document expressly references, by section, the conflicting text in the early document and recites the express intent to modify it: the main body of this document, the Exhibits, the Publisher Guide, the ADA, the Store Policies, any approved Concept submission forms (in the form approved by Microsoft), and any other documents expressly referenced in other parts of this Agreement.

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Agreed and accepted:

Microsoft Corporation	Take-Two Interactive Software, Inc.
Signature: /s/ Nick Fadorsen	Signature: /s/ Greg Gibson
Name: Nick Fadorsen	Name: Greg Gibson
Title: Director Supplier Strategy	Title: SVP & DGC, Business Affairs
Date: Sep 28, 2026	Date: Sep 28, 2026

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EXHIBIT A

DIGITAL CONTENT ROYALTY TERMS

1.Definitions.
1.1“CSV” means [***].
1.2“CSV Remittance Rate” means [***].
1.3“Royalty Percentage” [***].
1.4 “WSP” or “Wholesale Price” means [***].
2.Digital Content Pricing. [***].
3.Royalty. Microsoft will pay Publisher a royalty fee (“Royalty Fee”) for all Digital Content for which Microsoft receives payment based on the Royalty Percentage for the Digital Content, as follows:
3.1[***]
3.2[***]
4.[***] Terms. With respect to sales of Digital Content in countries operating under the [***], as described in Section 4.3 ([***]) of the Agreement, the following terms will apply and replace Sections 2 (Digital Content Pricing) and 3 (Royalty) of this Exhibit A.
4.1Additional Definitions.
4.1.1“Digital Content Proceeds” means [***].
4.1.2“Net Receipts” means [***].
4.1.3“Store Fee” means [***].
4.2Store Fees and Digital Content Proceeds. The Store Fee Publisher owes to Microsoft will be deducted from Net Receipts to calculate the Digital Content Proceeds payable to Publisher and [***] make any such payment in accordance with Section 6 [***].
4.2.1[***]
4.3Appointment of Microsoft as Agent, Commissionaire.
4.3.1Under the Agency Model, Microsoft’s role is to provide the technology and services to enable the Microsoft Store, and to facilitate the purchase by Users of Digital Content through the Microsoft Store. Publisher appoints Microsoft to act as Publisher’s agent or commissionaire, as applicable, for these purposes and Publisher acknowledges that Publisher, not Microsoft, is the distributor of all Digital Content that is acquired through the Microsoft Store. Publisher also acknowledges that: (1) Microsoft will receive on Publisher’s behalf amounts that a User pays when they acquire Digital Content through the Microsoft Store; (2) the Microsoft services provided include the processing of purchases, returns, and chargebacks for Publisher arising out of the purchase by Users of Digital Content; and (3) Microsoft will make payments to Publisher in accordance with Section 4.2 [***]. Publisher grants Microsoft the right to appoint any Microsoft Affiliates and mobile operators as sub-agents and also grant any Microsoft Affiliates appointed by Microsoft as sub-agents the right to appoint other Microsoft Affiliates as sub-agents.
4.3.2While acting as Publisher’s agent or commissionaire, Microsoft (or its billing service provider or other authorized partner) will collect and remit [***], applicable to Users’ acquisition of Digital Content through the Microsoft Store as described in the ADA.

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4.3.3Additional country-specific terms applicable to the Agency Model will apply as set forth in the ADA.
5.Code-in-a-Box Program.
5.1For each piece of Digital Content, Publisher may seek Microsoft’s approval to sell and distribute the Content via Microsoft’s Code-in-a-Box retail program (“Code-in-a-Box Program”). [***]. Microsoft may change the Code-in-a-Box Program requirements by updating the Publisher Guide, [***].
5.2For each copy of Digital Content purchased by Publisher under the Code-in-a-Box Program, Publisher will pay Microsoft a fee equal to [***] in the [***].
6.Payment by Microsoft. [***], Microsoft will provide Publisher with access to a statement of, and pay, any Royalty Fees and Digital Content Proceeds due to Publisher. [***]. The statement will contain information sufficient to discern how the Royalty Fees and Digital Content Proceeds were computed.
7.Offsets. Microsoft may deduct from Publisher’s Royalty Fee: (1) amounts uncollectable (e.g., canceled credit card payments, invalid credit card accounts); (2) any returns or refunds as [***] this Agreement; (3) any previous payment error under this Agreement that resulted in an overpayment to Publisher; and (4) any amounts overdue from Publisher to Microsoft under this Agreement. With respect to subsections (3) and (4), Microsoft will provide Publisher with prior written notice (email sufficient), and [***]. Microsoft may accept returns from Users in accordance with the Microsoft Services Agreement. [***]. For any returns Microsoft accepts, Microsoft will revoke the Digital Content license associated with the applicable User’s Microsoft account.
8.[***]
9.[***]

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EXHIBIT B

PHYSICAL DISC TERMS

The terms of this Exhibit B apply to [***].
1.Definitions. Capitalized terms used in this Exhibit but not defined below will have the meanings provided elsewhere in the Agreement.
1.1“Authorized Replicator” means a software replicator approved by Microsoft to replicate FPUs for XBOX Consoles.
1.2“BTS” means a Microsoft-designed break-the-seal sticker that will be issued to the Authorized Replicator for placement on the Packaging Materials as specified in the Publisher Guide.
1.3“DFU” or “Digital Finished Unit” means an object-code copy of a Game that has passed Certification and has been approved by Microsoft and Publisher for Commercial Release.
1.4“FPU” or “Finished Product Unit” means a copy of a Game, in object code form, that has passed Certification, has been affixed to a game media and is approved by Microsoft and Publisher for release and manufacturing. Once Packaging Materials have been added and the BTS has been assigned to the FPU or its packaging, the FPU also includes its accompanying BTS and Packaging Materials.
1.5“FPU Verification Version” means a unit of a Game that is intended to comply fully with all terms of the Agreement and this Exhibit and that has not passed Certification, which Publisher or an Authorized Replicator provides for testing purposes.
1.6“Packaging Materials” means art and mechanical formats for a Game, including retail packaging User instruction manual, warranties, User warnings, FPU media label, and any promotional inserts and other materials to be included in retail packaging.
1.7“Sales Territory” means any or all of the: (1) Asian Sales Territory, Australian Sales Territory, European, Middle East and African Sales Territory, and Japan Sales Territory; (2) North American Sales Territory; and (3) South American Sales Territory, in each case as described further in the Publisher Guide.
1.8 “Security Technology” means such digital signatures, other security technology, and copyright management information that may be added to an FPU.
1.9“SRP” or “Suggested Retail Price” means [***].
1.10“Threshold Price” means [***].
1.11“WSP” or “Wholesale Price” means [***].
2.Distribution License Conditions
2.1Content Rating. Publisher must include the content rating(s) for all Games prominently on FPUs and Marketing Materials [***] per the applicable rating body’s guidelines. If, after Commercial Release, Microsoft determines that the Game is obscene or illegal, Publisher must recall, at Publisher’s own expense, all FPUs for the Game.
2.2Distribution License. On Certification of a Game, approval of Marketing Materials, and receipt of the FPU Verification Version by Microsoft, and subject to all terms of the Agreement and this Exhibit, Microsoft grants Publisher a non-exclusive, non-transferable, personal license to distribute FPUs containing redistributable, sample code, and Security Technology in approved Sales Territories, solely in FPU form, to third parties for distribution to users or directly to Users. Except for transfers of FPUs through normal distribution channels (e.g., retailers, wholesalers), Publisher may not sublicense, transfer, or assign its rights under this license to any third parties (including any right to distribute Games or FPUs to another entity that will brand, co-

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brand, or otherwise assume control over such products as a “publisher” as that concept is understood in the console game industry) without Microsoft’s express, prior, written consent. Publisher’s license does not include any right, power, or authority to subject Microsoft’s software (or derivative works of, or IPR associated with, such software) in whole or in part to any terms of an Excluded License. “Excluded License” means any license that requires, as a condition of use, modification, or distribution of software subject to the Excluded License, that such software or other software combined or distributed with such software be: (1) disclosed or distributed in source code form; (2) licensed for the purpose of making derivative works; or (3) redistributable at no charge.
2.3Distribution Limitations. Except as provided for in the Agreement and this Exhibit, Publisher will distribute FPUs only in the Sales Territories for which the Games have been approved by Microsoft. Publisher will not, directly or indirectly: (1) export any FPUs from one Sales Territory to another, or outside of Sales Territories; (2) assist or knowingly permit any third party in doing so, except for de minimis quantities of which Publisher provides Microsoft advanced notice; or (3) distribute FPUs to any person or entity that Publisher has reason to believe may re-distribute or sell such FPUs outside a Sales Territory. Publisher may, however, request to distribute FPUs in countries outside the Sales Territories, and Microsoft will not unreasonably withhold consent.
3.[***]
4.Manufacturing.
4.1Replication. Publisher will use only Authorized Replicators to produce FPUs. Before placing an order with an Authorized Replicator, Publisher will confirm with Microsoft that such entity is an Authorized Replicator, as such list of Authorized Replicators may change from time to time. A then-current list of Authorized Replicators will be in the Publisher Guide. Publisher will notify Microsoft of its intended Authorized Replicator for each Game. The agreement for replication services will be negotiated between Publisher and the applicable Authorized Replicator, subject to the terms of the Agreement and this Exhibit. Microsoft may charge Authorized Replicator for rights, services, or products associated with manufacturing FPUs. The agreement between Microsoft and each Authorized Replicator grants Microsoft the right to instruct Authorized Replicator to cease manufacturing FPUs, or to prohibit releasing FPUs to Publisher or its agents, if Publisher is in breach of the Agreement (including this Exhibit) or any credit arrangement between the parties [***].
4.2Submission to Authorized Replicator. Microsoft, and not Publisher, will provide to the applicable Authorized Replicator the final release version of the Game and all specifications required by Microsoft for manufacturing FPUs, including the Security Technology. Publisher will prepare and deliver to the Authorized Replicator all other items required for manufacturing FPUs, including approved Packaging Materials associated with the FPUs. [***].
4.3Verification Versions. Publisher will allow Microsoft to cause Authorized Replicator to create several Verification Versions of each FPU that has been submitted, but has not passed Certification, that will be provided to both Microsoft and Publisher for evaluation. Before Authorized Replicator fully manufactures FPUs, both parties must approve the applicable Verification Version. Microsoft’s approval of each Verification Version is a condition precedent to Publisher’s right to manufacture, however Publisher will grant final approval and will work directly with Authorized Replicator regarding the production run, including by verifying that all FPUs are replicated in conformity with all quality standards and manufacturing specifications, policies, and procedures that Microsoft requires of Authorized Replicators and all Packaging Materials are approved by Microsoft before pack out. Publisher will cause Authorized Replicator to include BTS on each FPU.
4.4[***]
4.5Samples. In addition to DFU Samples required in other parts of the Agreement, for each FPU published under the Agreement, Publisher will provide to Microsoft a reasonable number of samples (as per the Publisher Guide, but not to exceed 35 FPUs per Game per Sales Territory in which the Game will be Commercially Released). Publisher will not be required to pay royalty fees for such FPU samples if the samples are shipped directly from an Authorized Replicator to Microsoft. [***].

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4.6Support. Publisher will provide all technical and other support related to FPUs. Publisher will provide appropriate contact information (including Publisher’s street address, telephone number, and the applicable individual/group responsible for customer support) to all Users and to Microsoft for posting on www.xbox.com.
4.7Warranty. Publisher will provide the original User of any FPU a minimum warranty (in writing and in practice) that complies with local Laws (as reasonably determined by Publisher) in each country of each Sales Territory in which the FPU is sold. Publisher will offer Users additional warranty coverage in the applicable country of each Sales Territory as required by local Law.
4.8Recall of FPUs. Notwithstanding anything in the Agreement to the contrary, if there is a material defect in any FPUs that in Publisher’s or Microsoft’s reasonable judgment would: (1) significantly impair any User’s ability to play such FPU; or (2) adversely affect XBOX Console gameplay, Microsoft may require Publisher, [***], to recall FPUs, at Publisher’s own expense, and promptly repair or replace such FPUs if the defect has not been otherwise remedied via an Update.
4.9No Unapproved or Unauthorized Bundling. Except as expressly stated in this Section 4.9, Publisher will not market or distribute FPUs bundled with any other product or service, or knowingly permit or assist any third party in such bundling, without Microsoft’s prior written consent. Publisher may, however, market or distribute FPUs bundled with: (1) a Game that previously passed Certification and was approved by Microsoft for manufacturing; or (2) accessory products (e.g., game pads) previously licensed as an “XBOX Console Licensed Accessory” by Microsoft, without obtaining Microsoft’s advance, written permission. Publisher will contact Microsoft in advance to confirm that the Game or accessory to be bundled has previously been approved by Microsoft pursuant to a valid license. Publisher will also comply with the bundling conditions set forth in the Publisher Guide.
4.10Effect and Sell-Off. On termination or expiration of the Agreement, Publisher has no further right to, and will not, exercise rights licensed under the Agreement and will promptly cease all manufacture of FPUs through its Authorized Replicators and, other than as provided below, cease using Microsoft Trademarks. Publisher will have 6 months after expiration (or termination, if not due to Publisher’s breach) (“Sell-Off Period”) to sell its inventory of FPUs existing as of the date of termination or expiration, after which Publisher will immediately return all unsold FPUs to an Authorized Replicator for destruction. Publisher will cause the Authorized Replicator to: (1) destroy all returned FPUs; and (2) have its authorized representative certify to Microsoft, in writing, that all such FPUs were destroyed. All of Publisher’s obligations under the Agreement will apply during such Sell-Off Period. If the Agreement is terminated due to Publisher’s breach, Microsoft may require Publisher to immediately destroy all undistributed FPUs not yet distributed to Publisher’s distributors, dealers or Users and will require all those distributing the FPU over which it has control to cease distribution. Publisher will, until the end of the Minimum Commitment term, continue to support existing Game Features for FPUs sold before the effective date of termination or expiration.
5.[***]
6.[***]

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Table 1: Royalty Tier
	North America WSP	Europe, Middle East, Africa WSP	Australia WSP (AUD)	Japan SRP	Asia WSP (US$)*	South America WSP (US$)*
Tier 0	[***]	[***]	[***]	[***]	[***]	[***]
Tier 1	[***]	[***]	[***]	[***]	[***]	[***]
Tier 2	[***]	[***]	[***]	[***]	[***]	[***]
Tier 3	[***]	[***]	[***]	[***]	[***]	[***]
Tier 4	[***]	[***]	[***]	[***]	[***]	[***]
Tier 5	[***]	[***]	[***]	[***]	[***]	[***]
Tier 6	[***]	[***]	[***]	[***]	[***]	[***]
Tier 7	[***]	[***]	[***]	[***]	[***]	[***]
[***]
GH Tier 1	[***]	[***]	[***]	[***]	[***]	[***]
GH Tier 2	[***]	[***]	[***]	[***]	[***]	[***]
*This is the US dollar equivalent of local currency in the Asian and South American Sales Territory.

Table 2: Royalty Rate
	North America*	Europe, Middle East, Africa	Australia*	Japan	Asia*	South America*
Tier 0	[***]	[***]	[***]	[***]	[***]	[***]
Tier 1	[***]	[***]	[***]	[***]	[***]	[***]
Tier 2	[***]	[***]	[***]	[***]	[***]	[***]
Tier 3	[***]	[***]	[***]	[***]	[***]	[***]
Tier 4	[***]	[***]	[***]	[***]	[***]	[***]
Tier 5	[***]	[***]	[***]	[***]	[***]	[***]
Tier 6	[***]	[***]	[***]	[***]	[***]	[***]
Tier 7	[***]	[***]	[***]	[***]	[***]	[***]
Greatest Hits Game
GH Tier 1	[***]	[***]	[***]	[***]	[***]	[***]
GH Tier 2	[***]	[***]	[***]	[***]	[***]	[***]
*currency is US dollars.

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6.1Standard Games. Publisher will submit to Microsoft, at least 5 Business Days before placing the first manufacturing order for a Game, a completed “XBOX Console Royalty Tier Selection Form” as specified in the Publisher Guide (which may require electronic submission) for each Sales Territory. The selection in such form will be effective only once approved by Microsoft.
6.2[***]

[***]
FPU Unit Discount	North American	European, Middle East and African	Australian	Japan	Asian	South American
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
6.3[***]. A Game may migrate Royalty Tiers once after each 90 day period from the date the Game was manufactured under its then current Royalty Tier. Publisher must submit to Microsoft, [***] under the desired migrated Royalty Tier a completed [***] as specified in the Publisher Guide (which may require electronic submission). [***].
6.4Greatest Hits Program. In each Sales Territory, if: (1) a Game meets the criteria set forth below at the time of the targeted Commercial Release date of the Greatest Hits FPU; and (2) Publisher satisfies all the conditions set forth below, Publisher is authorized to manufacture and distribute Greatest Hits FPUs in such Sales Territory at the royalty rate in Table 1 above applicable to Greatest Hits FPUs.
6.4.1The Game must have been [***] at the time of Commercial Release of the Greatest Hits FPU.
6.4.2As of the date Publisher wishes to Commercially Release the Game as a Greatest Hits FPU, Publisher must have manufactured the minimum FPUs and reached the minimum number of DFU transactions for such Game as set forth in Table 4:

[***]
Sales Territory	North America	Europe, Middle East, Africa	Australia	Japan*	Asia	South America
[***]	[***]	[***]	[***]	[***]	[***]	[***]
*[***].
6.4.3Packaging for a Greatest Hits Game must comply with all Microsoft packaging and branding requirements set forth in the Publisher Guide.
6.4.4The Greatest Hits FPU version must be the same or substantially equivalent to the Standard FPU version of the Game. Publisher may modify or add additional content or features to the Greatest Hits FPU version of the Game (e.g., demos or game play changes) subject to Microsoft’s review and approval, and Publisher acknowledges that any such modifications or additions may require the Game to be re-Certified at Publisher’s expense.
6.4.5Publisher acknowledges that Microsoft may change any of the qualifications for participation in a Greatest Hits Program [***].
6.4.6Publisher will submit to Microsoft, [***], a completed and signed XBOX Console Greatest Hits Programs Election Form in the form available in the Publisher Guide for each Sales Territory. The XBOX Console Greatest Hits Programs Election Form will be effective once it has been approved by Microsoft. If a Greatest Hits Game does not have an approved XBOX Console Greatest Hits Programs Election Form as

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required hereunder (e.g., as a result of the Publisher not providing an XBOX Console Greatest Hits Programs Election Form or because Microsoft has not approved the XBOX Console Greatest Hits Programs Election Form), the royalty rate for such Game will default to the Royalty Tier that applied to the last manufacturing of the Game (i.e., if Microsoft does not approve an XBOX Console Greatest Hits Programs Election Form because it is filled out incorrectly, the royalty rate will default to the Royalty Tier that applied to the last manufacturing of the Game). Publisher may elect either GH Tier 1 or GH Tier 2 at initial Commercial Release as a Greatest Hits Game provided that the Greatest Hits Game meets the Threshold Price requirements set forth in Table 1 above.
6.4.7[***]
6.4.8To change a previously elected Greatest Hits Tier royalty, Publisher must submit to Microsoft, [***] for the applicable Greatest Hits Game, a completed XBOX Console Greatest Hits Royalty Tier Migration Form (a “Greatest Hits Tier Migration Form”) set forth in the Publisher Guide for each Sales Territory. The change in royalty rate will only apply to manufacturing orders for such Greatest Hits Game placed after the relevant Greatest Hits Tier Migration Form has been approved by Microsoft.
7.[***]
7.1Two Royalty Tier Discount (“Two Tier Discount”). [***]
7.1.1[***]
7.1.2[***]
7.1.3[***]
7.2Three Royalty Tier Discount (“Three Tier Discount”). [***]
7.3[***]

[***]
	Asia WSP	Standard Game Royalty Rate	Two Tier Discount (Sec. 7.1) (2 Tiers)	Three Tier Discount (Sec. 7.2) (3 Tiers)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
7.4[***]. Such units will be included in the Greatest Hits Program manufacturing requirements set forth in Section 6.4 (Table 4) [***]. With respect to any single Game, all units manufactured in addition [***] will be charged the applicable Royalty Tier based on the WSP of the Game for the Asian Sales Territory designated in Tables 1 and 2.
7.5Publisher will submit to Microsoft, [***] being placed for the Game, a [***] Form (e.g., due to Publisher not providing, or Microsoft not yet approving the form), the royalty rate for such Game will default to Tier 1, regardless of the actual WSP.
8.[***]
8.1[***]
8.1.1[***]
8.1.2[***]
8.1.3[***]

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8.2[***]
8.3In order to participate in the program, Publisher will submit to Microsoft a completed “XBOX Console Royalty Tier Selection Form” as specified in the Publisher Guide (which may require electronic submission) for Japan, [***] for the Game. The participation in the program and Tier selection will be effective only once approved by Microsoft. If the Game is not approved to qualify for the program (e.g., due to Publisher not submitting a completed “XBOX Console Royalty Tier Selection Form” electronically), the royalty rate for such Game will default to Tier 1, regardless of the actual SRP.
9.[***]
9.1[***]
9.2[***]
10.Payment Process. Publisher will pre-pay all royalties owed to Microsoft for all FPUs manufactured by its Authorized Replicators prior to the first date of manufacture in a given Sales Territory. Authorized Replicators are authorized by Microsoft to begin production once Microsoft has provided them with written confirmation that Publisher has satisfied its payment obligations with respect to such manufacturing order. Upon the Authorized Replicator’s receipt of such confirmation, the Authorized Replicator will determine the timing of production. All payments will be made by wire transfer, in accordance with payment instructions in the Publisher Guide, in the currency stated in Table 6 below for FPUs manufactured for sale in the applicable Sales Territory. Publisher has [***].

Table 6: Payment Currency
Sales Territory	North American	European, Middle East and African	Australian	Japan	Asian	South American
Currency	U.S. Dollars	Euros	U.S. Dollars	Yen	U.S. Dollars	U.S. Dollars
11.Billing Address. Publisher may have up to 2 “bill to” addresses for royalty payment under this Exhibit. Each such address will be for FPUs manufactured by Authorized Replicators in a given Sales Territory. If Publisher includes a “bill-to” address in a European country, Publisher (or its Affiliate) must execute a Publisher Enrollment Form (in the form provided in the Publisher Guide) with Microsoft’s affiliate, Microsoft Ireland Operations, Ltd. [***]. Publisher’s billing address(es) for the North American Sales Territory and either Japan or Asian Sales Territory are set forth in Table 7 below.

Table 7: Publisher Addresses
North American Sales Territory	Publisher Entity Name: n/a Address: n/a Phone: n/a Accounts Payable Contact: n/a Accounts Payable Contact Email Alias: n/a
Japan or Asian Sales Territory	Publisher Entity Name: n/a Address: n/a Phone: n/a Accounts Payable Contact: n/a Accounts Payable Contact Email Alias: n/a

12.Insurance. Publisher will maintain sufficient and appropriate insurance coverage to enable it to meet its obligations under this Agreement and by Law. Without limiting the foregoing, Publisher will maintain all coverage required by Table 8 below (converted to the equivalent value in local currency, as of the date of issuance). The Professional Liability and Errors & Omissions Liability Insurance (“E&O”) will include coverage for infringement of any third-party proprietary right, including copyright and trademark infringement, related to

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Publisher’s performance under this Agreement to the extent such coverage is reasonably available. The E&O insurance retroactive coverage date will be no later than the Effective Date. Publisher will maintain an active policy, or purchase an extended reporting period, providing E&O coverage for claims first made and reported to the insurance company within [***] related to this Agreement.

Table 8 – Insurance Coverage Requirements
	Japan Sales Territory	Asian Sales Territory	Other Sales Territories
General liability coverage	[***]	[***]	[***]
E&O coverage	[***]	[***]	[***]
Deductible not to exceed	[***]	[***]	[***]
On request, Publisher will deliver to Microsoft proof of the coverage required by this Section 12. If Microsoft reasonably determines that Publisher’s coverage is less than required to meet its obligations under this Agreement, Publisher will promptly acquire such coverage and notify Microsoft.

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EXHIBIT C
DESCRIPTION OF THE PROCESSING

Processing Activity	Status of the Parties	Categories of Personal Data that May Be Processed The categories listed are descriptive and do not necessarily mean that the parties are Processing each category of data listed.	Categories of Sensitive Data that May Be Processed The categories listed are descriptive and do not necessarily mean that the parties are Processing each category of data listed.	Applicable SCCs Module

Publisher collects or receives Personal Data as a Controller.	Microsoft is a Controller. Publisher is a Controller.
•XBOX User Identification (XUID)
•Location data
•IP address
•Device preferences and personalization
•Service usage for websites, webpage click tracking
•Social media data and social graph
relationships
•Activity data from connected devices such as fitness monitors
•Contact data such as name, address, phone number, email address, date of birth, dependent and emergency contacts
•Fraud and risk assessment, background check
•Metadata and telemetry
•XBOX Live, OneDrive Consumer
•Customer originated support ticket
•Billing data
•e-commerce data
•Event registration
•Training
•Globally Unique Identified (GUID)
•Passport User ID or Unique Identifier (PUID)
•Hashed End-User
Identifiable Information (EUII)-Session IDs
•Device IDs
•Diagnostic Data
•Log Data
Crash Dump Data
		•Data related to the age of the XBOX user •Data related to children	Module 1

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1.Information for International Transfers.
1.1Frequency of Transfer: Continuous for all Personal Data.

1.2    Retention Periods: As Controllers, the parties retain Personal Data for as long as they have a business purpose for it or for the longest time allowable by Law.
2.For the purpose of the Standard Contractual Clauses:

Definitions:
“Data Exporter” means the party that: (1) has a corporate presence or other stable arrangement in a jurisdiction that requires an International Data Transfer Mechanism; and (2) transfers Personal Data, or makes Personal Data available to, the Data Importer.
“Data Importer” means the party that is: (1) located in a jurisdiction that is not the same as the Data Exporter’s jurisdiction; and (2) receives Personal Data from the Data Exporter or is able to access Personal Data made available by the Data Exporter.

2.1Clause 7: The parties do not adopt the optional docking clause.
2.2Clause 11(a): The parties do not select the independent dispute resolution option.
2.3Clause 17: The parties select Option 1. The parties agree that the governing jurisdiction is Ireland.
2.4Clause 18: The parties agree that the forum is Ireland.
2.5Annex I(A): The data exporter is the Data Exporter (defined above) and the data importer is the Data Importer (defined above).
2.6Annex I(B): The parties agree that Exhibit C describes the transfer.
2.7Annex I(C): The competent supervisory authority is the Irish Data Protection Commission.
2.8Annex II: The parties agree that Exhibit C, Section 4, describes the technical and organizational measures applicable to the transfer.
3.For the purpose of localizing the Standard Contractual Clauses:

3.1Switzerland
3.1.1The parties adopt the GDPR standard for all data transfers.
3.1.2Clause 13 and Annex I(C): The competent authorities under Clause 13, and in Annex I(C), are the Federal Data Protection and Information Commissioner and, concurrently, the EEA member state authority identified above.
3.1.3Clause 17: The parties agree that the governing jurisdiction is Ireland.
3.1.4Clause 18: The parties agree that the forum is Ireland. The parties agree to interpret the Standard Contractual Clauses so that Data Subjects in Switzerland are able to sue for their rights in Switzerland in accordance with Clause 18(c).
3.1.5The parties agree to interpret the Standard Contractual Clauses so that “Data Subjects”

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includes information about Swiss legal entities until the revised Federal Act on Data Protection becomes operative.
3.2United Kingdom
3.2.1The parties agree that the Standard Contractual Clauses are deemed amended to the extent necessary that they operate for transfers from the United Kingdom to a Third Country and provide appropriate safeguards for transfers according to Article 46 of the United Kingdom General Data Protection Regulation (“UK GDPR”). Such amendments include changing references to the GDPR to the UK GDPR and changing references to EU Member States to the United Kingdom.
3.2.2Clause 17: The parties agree that the governing jurisdiction is the United Kingdom.
3.2.3Clause 18: The parties agree that the forum is the courts of England and Wales. The parties agree that Data Subjects may bring legal proceedings against either party in the courts of any country in the United Kingdom.
4.Technical and Organizational Security Measures. Publisher will comply with the technical and organizational measures as set out in Section 8.3 of the main body of the Agreement and the requirements in the Publisher Guide.

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